SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2003
                                                           -------------



                                 CSX CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)


                                    Virginia
                                    --------
                         (State or other jurisdiction of
                         incorporation or organization)


               1-8022                              62-1051971
               ------                              ----------
             (Commission                       (I.R.S. Employer
              File No.)                        Identification No.)


              500 Water Street, 15th Floor, Jacksonville, FL 32202
              ----------------------------------------------------
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (904) 359-3200
                                 --------------


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ITEM 5.  OTHER EVENTS

         CSX Corporation issued a press release announcing the completion of a real estate transaction with Triangle Transit Authority for the purchase of 52 acres of land in North Carolina., which is filed as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following exhibit is filed as part of this report.

         99.1 Press Release of June 26, 2003 from CSX Corporation.




                                    Signature

              Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CSX CORPORATION

                                 By:  /s/ CAROLYN T. SIZEMORE
                                 ----------------------------

                                     Carolyn T. Sizemore
                                     Vice President and Controller
                                     (Principal Accounting Officer)


Date:  June 27, 2003